News Release

Unisys Acquires CompuGain™, Expands Cloud and Infrastructure Capabilities

Acquisition deepens Unisys expertise in targeted, high-growth segments of the cloud market

BLUE BELL, Pa. and HERNDON, Va., December 14, 2021 – Unisys Corporation (NYSE: UIS), a global IT solutions company, today announced it has acquired leading cloud solutions provider CompuGain™ for $87.3 million on a cash-free, debt-free basis. CompuGain’s capabilities in application modernization, cloud-native agile application development and cloud and hybrid cloud data management, including its designation as an Amazon Web Services (AWS) Advanced Consulting Partner, will deepen Unisys’ cloud offerings. The company brings more than 400 engineers, cloud solution architects and developers.

Unisys funded the transaction, which closed concurrently with the signing of the acquisition agreement, with cash on hand. CompuGain generated $58 million of revenue for the 12-month period ending September 30, 2021, up 12% year over year, with more than 90% of its revenue from client relationships with an average tenure of greater than nine years. Unisys expects the transaction to be immediately accretive to adjusted EBITDA and free cash flow (FCF).

“Acquiring CompuGain will enable Unisys to enhance the delivery of rapid and agile cloud migration, application modernization and data value realization to our clients,” said Unisys Chair and CEO Peter Altabef. “CompuGain has a strong presence in financial services, which will add to our established position in that industry. It will also create cross-selling opportunities with both Unisys clients and CompuGain clients across multiple industries. Unisys expects the addition of CompuGain to drive revenue and profit growth and increased cash flow.”

“CompuGain’s innovative solutions, talent and agility, combined with Unisys’ cloud expertise and global reach, will allow us to deliver desired business outcomes at a much larger scale,” said Debasish Hota, founder and CEO, CompuGain. “The combination of CompuGain and Unisys will unlock tremendous value for clients and be a force multiplier in the cloud and hybrid cloud market. We are delighted to become part of the Unisys family.”

Expanding cloud capabilities
CompuGain capabilities will deepen Unisys’ cloud expertise and its ability to:
a.Deliver rapid and agile cloud migration. CompuGain brings an agile development process and customizable frameworks for both applications and Infrastructure as a Service (IaaS). Coupled with Unisys’ expertise in hybrid cloud and cloud optimization services, the enhanced capabilities will help clients achieve faster and more reliable digital transformation.
b.Modernize applications. The integration of Unisys and CompuGain addresses the rising need for cloud-native capabilities such as micro-services and micro-application deployment. These capabilities give clients the power to create new, software-based tools and services that align with business strategy, automate processes and reduce operational cost.
c.Realize data value. CompuGain brings capabilities to help clients improve data governance, store and manage data with enterprise data lakes to eliminate data silos and unlock the full potential of their enterprise data and applications.
d.Enhance public cloud skill sets. CompuGain enhances Unisys’ significant cloud capabilities. Among its other accreditations, CompuGain is an AWS Advanced Consulting Partner. Its competencies across public cloud platforms include serverless technologies, data lakes, containers, machine learning and DevSecOps, as well as application and data architecture for cloud environments.

“Businesses must modernize to remain competitive, and that means keeping pace with peers in moving to new operating models by deploying hybrid and multi-cloud environments," said David Tapper, vice president, Outsourcing and Managed Cloud Services, IDC. “The combination of CompuGain and Unisys serves as an immediate differentiator that organizations can leverage to help navigate the complexity of managing multiple cloud environments, with the goal of meeting time-to-market requirements, driving revenue, ensuring agility and improving the customer experience.”

The purchase price is subject to customary adjustments based on closing cash, indebtedness and working capital. For disclosures and definitions related to any Unisys financial metrics referenced in the attached, including adjusted EBITDA and FCF, please see the Unisys 3Q21 earnings release, available on the company’s website. Baird served as the exclusive sell side financial advisor and Holland & Knight served as legal counsel to CompuGain.

In September 2021, leading global technology research and advisory firm Information Services Group (ISG) recognized Unisys as a global leader for its cloud and infrastructure solutions in a Provider Lens™ report.

About Unisys Unisys is a global IT solutions company that delivers successful outcomes for the most demanding businesses and governments. Unisys offerings include digital workplace solutions, cloud and infrastructure solutions, enterprise computing solutions, business process solutions and cybersecurity solutions. For more information on how Unisys delivers for its clients across the commercial, financial services and government markets, visit www.unisys.com.

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About CompuGain
CompuGain is an Amazon Web Services (AWS) Advanced Consulting Partner. CompuGain has partnered with more than 35 Fortune 1000 Companies with highly-regulated environments, delivering more than 1,500 projects to date. CompuGain brings a team of more than 400 engineers, cloud solution architects and developers providing consultation and implementation expertise in modern application delivery, data services, micro-services and digital transformation to achieve the next faster.

Forward-Looking Statements
Any statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are usually identified by or are associated with such words as “intend," “plan," “believe," “estimate," “expect," “anticipate" and similar terminology. Such forward-looking statements include those that address activities, events or developments that Unisys or its management believes or anticipates may occur in the future, including earnings enhancements, synergies and other benefits from the CompuGain acquisition. All forward-looking statements are based upon Unisys' current expectations, various assumptions and data available from third parties. Unisys' expectations and assumptions are expressed in good faith, and Unisys believes there is a reasonable basis for them. However, there can be no assurance that such forward-

looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including: the risk that Unisys may be unable to successfully integrate CompuGain or that integration costs exceed Unisys' expectations; the risk that Unisys may not realize the benefits expected from the acquisition, including earnings enhancements and synergies; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the acquisition; the risk that Unisys may not attract, motivate and retain experienced personnel in key positions; the risk that Unisys did not identify certain risks relating to the business of CompuGain or underestimated the severity or probability of certain risks relating to the business of CompuGain; the risk that Unisys may not effectively anticipate and respond to volatility and rapid technological innovation; the risk of adverse developments on Unisys' ability to grow revenue and expand margin in its Digital Workplace Solutions and Cloud and Infrastructure Solutions businesses; the risks of doing business internationally, particularly when a significant portion of Unisys' revenue is derived from international operations; the risk of cybersecurity breaches, which could result in significant costs and harm Unisys' business and reputation; and the other factors discussed in the Item 1A, “Risk Factors" sections in Unisys' Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Unisys' Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and in Unisys' other filings with the Securities and Exchange Commission which are available at http://sec.gov. For any forward-looking statements contained in this or any other document, Unisys claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Unisys assumes no obligation to update or revise any forward-looking statements in light of new information or future events except as required by law.

Contacts:
Investors: Courtney Holben, Unisys, 215-986-3379 courtney.holben@unisys.com Media: Tony Buglione, Unisys, 215-274-1942 tony.buglione@unisys.com
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RELEASE NO.: 1214/9860

Unisys and other Unisys products and services mentioned herein, as well as their respective logos, are trademarks or registered trademarks of Unisys Corporation. Any other brand or product referenced herein is acknowledged to be a trademark or registered trademark of its respective holder.

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